Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter E. Lynch, as Chief Financial Officer of eircom Group plc (registrant), and eircom Funding, Valentia Telecommunications and eircom Limited (additional registrants) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the accompanying Annual Report on Form 20-F for the financial year ended 31 March 2004 as filed with the U.S. Securities and Exchange Commission (“the Report”) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant and the additional registrants.

Date:	26th June, 2006

By:	/s/ Peter E. Lynch
Peter E. Lynch
eircom Group plc

A signed original copy of this written statement required by Section 906 has been provided to eircom Group plc and will be retained by eircom Group plc and furnished to the Securities and Exchange Commission or its staff upon request.